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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statement No. 333-45097 of Kilroy Realty Corporation on Form S-3 of our report on the Five Acquired Properties dated January 20, 1998, appearing in this Current Report on Form 8-K/A of Kilroy Realty Corporation dated December 17, 1997.

                                          Deloitte & Touche LLP

Los Angeles, California
February 27, 1998

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